UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2020

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Suite 2900 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol*	Name of each exchange on which registered*
Common Stock	SPNX	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*

On September 17, 2020, the registrant’s common stock (“Common Stock”) was suspended from trading on the New York Stock Exchange (the “NYSE”). Effective September 18, 2020, the Common Stock began trading on the OTCQX marketplace maintained by the OTC Markets Group, Inc. under the symbol “SPNX.” On October 2, 2020, the NYSE filed a Form 25 notifying the Securities and Exchange Commission that it intends to delist the Common Stock from trading on the NYSE and to remove it from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting became effective 10 days after the filing of the Form 25. In accordance with Rule 12d2-2 of the Exchange Act, the deregistration of the Common Stock under Section 12(b) of the Exchange Act will become effective 90 days, or such shorter period as the SEC may determine, from the date of the Form 25 filing. Upon deregistration under Section 12(b) of the Exchange Act, the Common Stock will remain registered under Section 12(g) of the Exchange Act.

Item 1.01	Entry into Material Definitive Agreement.

Amended and Restated Restructuring Support Agreement

On December 4, 2020, Superior Energy Services, Inc. (the “Company”) and certain of its direct and indirect wholly-owned domestic subsidiaries, including SESI, L.L.C. (“SESI”) (the “Affiliate Debtors,” and together with the Company, the “Debtors”) entered into an Amended and Restated Restructuring Support Agreement (the “Amended RSA”) that amends and restates in its entirety the previously disclosed Restructuring Support Agreement, dated September 29, 2020 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Original RSA”), by and among the Debtors and certain holders (collectively, the “Consenting Noteholders”) of SESI’s outstanding (i) 7.125% senior unsecured notes due 2021 and (ii) 7.750% senior unsecured notes due 2024 (collectively, the “Existing Notes”). Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Amended RSA or the prepackaged chapter 11 plan of reorganization (the “Plan”), as applicable. The parties to the Amended RSA have agreed to the principal terms of a proposed financial restructuring (the “Transaction”) of the Debtors, which is contemplated to be implemented through the Plan in cases (collectively, the “Cases”) to be commenced by the Debtors under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”).

The Amended RSA and the Plan contemplate, among other things, the following:

•

The Debtors will enter into a $120 million asset-based revolving credit facility (the “Exit ABL Facility”) on terms and conditions acceptable to the Consenting Noteholders who executed the Original RSA on September 29, 2020 and hold at least 66.6% of the aggregate principal amount of Notes (the “Required Consenting Noteholders”);

•	Under the Plan, certain classes of claims will receive the following treatment:

•

Administrative expense claims, priority tax claims, other priority claims, and other secured claims will be paid in full in the ordinary course (or receive such other treatment rendering such claims unimpaired);

•	The Company’s existing equity will be discharged and terminated without any distribution or retaining any property on account of such equity interests;

•	General unsecured creditors for the Affiliate Debtors will remain unimpaired and are to receive payment in cash, in full, in the ordinary course;

•

Each holder of an Existing Notes Claim against the Company will receive its pro rata share of a $125,000 cash pool (the “Parent GUC Recovery Cash Pool”); provided that the holders of the Existing Notes Claims against the Company will waive any distribution from the Parent GUC Recovery Cash Pool;

•	Each holder of a general unsecured claim against the Company will receive its pro rata share of the $125,000 Parent GUC Recovery Cash Pool;

•	Eligible holders of the Existing Notes Claims will receive their pro rata share of:

•	the Cash Payout; or

•

solely to the extent that a holder of Existing Notes Claims timely and validly elects to be a Cash Opt-Out Noteholder, (A) 100% of New Common Stock, subject to dilution on account of New Common Stock issued to management of the reorganized Company under a management equity incentive plan, and (B), to the extent such holder is an Accredited Cash Opt-Out Noteholder, Subscription Rights;

•

The Debtors intend to conduct a rights offering (the “Equity Rights Offering”) of subscription rights (the “Subscription Rights”) exercisable by the Accredited Cash Opt-Out Noteholders for purchase of the new common stock issued by the reorganized Company (the “New Common Stock”) on a pro rata basis;

•

If the Equity Rights Offering is consummated, eligible holders of allowed claims arising under the Existing Notes (the “Existing Notes Claims”) that do not elect to become a Cash Opt-Out Noteholder may receive a cash distribution in an aggregate amount equal to 2.00% of the principal due under the Existing Notes held by such holders in full and final satisfaction thereof (such aggregate amount, the “Cash Payout”). The proceeds from the Equity Rights Offering will be used to exclusively fund the Cash Payout, and the Cash Payout shall not exceed the total amount of the proceeds of the Equity Rights Offering. Any remaining portion of such holder’s Existing Notes Claims that is not satisfied by the Cash Payout will receive the treatment such holder would otherwise be entitled to if such holder were a Cash Opt-Out Noteholder; and

•

Contingent claims arising from outstanding letters of credit under the Existing ABL Facility (as defined below) that remain undrawn upon consummation of the Transaction shall either be (i) rolled into the Exit ABL Facility, (ii) if not rolled, then 105% cash collateralized and remain outstanding or (iii) receive such other treatment as may be acceptable to the Debtors, the agent under the Existing ABL Facility, the issuer of such letter of credit and the Required Consenting Noteholders.

As under the Original RSA, the Amended RSA contains certain covenants on the part of the Debtors and the Consenting Noteholders, including limitations on the parties’ ability to pursue alternative transactions, commitments by the Consenting Noteholders to vote in favor of the Plan, and commitments of the Debtors and the Consenting Noteholders to cooperate in good faith to finalize the documents and agreements contemplated by the Amended RSA and the Plan.

The Amended RSA also modified certain milestones (the “Milestones”) with respect to the Plan as follows:

•	Commencement of solicitation of votes on the Plan no later than December 6, 2020 (extended from November 2, 2020);

•	Commencement of the Cases no later than December 7, 2020 (extended from November 3, 2020);

•

Filing of the Plan, the related disclosure statement (the “Disclosure Statement”), and a motion seeking to schedule a combined hearing on the Plan and the Disclosure Statement (the “Combined Hearing Motion”), no later than December 7, 2020 (extended from November 4, 2020);

•	Entry of an order by the bankruptcy court granting the relief requested in the Combined Hearing Motion no later than December 11, 2020 (extended from November 9, 2020);

•	Entry of an order confirming the Plan and approving the Disclosure Statement no later than January 25, 2021 (extended from December 8, 2020); and

•	The occurrence of the effective date of the Plan no later than February 1, 2021 (extended from December 18, 2020).

The Required Consenting Noteholders may extend or waive the Milestones pursuant to the terms of the Amended RSA.

As under the Original RSA, the Amended RSA may be terminated upon, among other things, (i) the failure to meet the Milestones; (ii) the occurrence of certain breaches of the Amended RSA; (iii) the mutual agreement of the parties, and (iv) in the case of the Debtors, if the board of directors, members or managers, as applicable of the Debtors reasonably determines in good faith and based upon advice of outside legal counsel that performance under the Amended RSA would be inconsistent with its applicable fiduciary duties.

The foregoing description of the Amended RSA does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended RSA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Although the Debtors intend to pursue the Transaction in accordance with the terms set forth in the Amended RSA and the Plan, there can be no assurance that the Debtors will be successful in completing the Transaction, whether on the same or different terms.

Any new securities to be issued pursuant to the Transaction may not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws but may be issued pursuant to an exemption from such registration provided in the Bankruptcy Code. Therefore, such new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor is this Current Report on Form 8-K a solicitation of consents to or votes to accept any chapter 11 plan. Any solicitation or offer will only be made pursuant to a confidential offering memorandum and disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

DIP Facility

Subject to the approval of the Bankruptcy Court (as defined below), the Debtors expect to enter into a senior secured superpriority debtor-in-possession letter of credit facility (the “DIP Facility”), pursuant to that certain Senior Secured Debtor-In-Possession Credit Agreement, by and among the Debtors, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (the “DIP Credit Agreement”).

The DIP Facility is expected to be in an aggregate principal amount of $120 million, subject to availability under the Debtors’ borrowing base thereunder. On the effective date of the DIP Facility, the Debtors expect that all of the outstanding undrawn letters of credit under the Existing ABL Facility will be deemed outstanding under the DIP Facility.

The DIP Credit Agreement will include protections customary for financings of this type and size, including superpriority claims and priming liens on substantially all of the Debtors’ assets that were encumbered under the Existing ABL Facility, liens on previously unencumbered assets (other than owned real property), and other protections to be set forth in the orders approving the DIP Facility. The DIP Credit Agreement is expected to include conditions precedent, representations and warranties, affirmative and negative covenants, events of default, and other provisions customary for financings of this type and size.

The foregoing description of the DIP Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP Credit Agreement, which will be attached to a motion filed with the Bankruptcy Court in connection therewith as part of the Company’s first day pleadings.

Item 1.03	Bankruptcy or Receivership.

On December 7, 2020, the Debtors filed voluntary petitions for relief (collectively, the “Petitions”) under the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (Houston) (the “Bankruptcy Court”). In addition to the Petitions, the Debtors have filed, among other things, a motion with the Bankruptcy Court seeking to jointly administer the Cases under the caption “In re: Superior Energy Services, Inc., et al.”

Concurrently, the Debtors also filed with the Bankruptcy Court the Plan, as contemplated by the Amended RSA. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

The Cases were filed in order to effectuate the Debtors’ Plan. Copies of the Plan and further information about the Cases can be found at https://www.kccllc.net/superior.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Cases described above in Item 1.03 constitutes an event of default under the following debt instruments (the “Debt Instruments”). Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the filing of the Petitions and the holders’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

•

Indenture, dated December 6, 2011, among SESI, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (as amended, restated, supplemented, replaced or otherwise modified from time to time).

•

Indenture, dated August 17, 2017, among SESI, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (as amended, restated, supplemented, replaced or otherwise modified from time to time).

•

Fifth Amended and Restated Credit Agreement, dated as of October 20, 2017, among the Company, as parent guarantor, SESI, as borrower, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “Existing ABL Facility”).

Item 7.01	Regulation FD Disclosure.

On December 7, 2020, the Company issued a press release announcing the bankruptcy filing, as described above in Item 1.03. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01, including in Exhibit 99.1, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K contain forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Generally, the words “contemplates,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks” and “estimates,” variations of such words and similar expressions identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements other than statements of historical fact included in this Current Report on Form 8-K regarding, without limitation, the Company’s business operations, financial position, financial performance, liquidity, strategic alternatives, market outlook, future capital needs, capital allocation plans, business strategies and other plans and objectives of the Company’s management for future operations and activities are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company’s management in light of its experience and prevailing circumstances on the date such statements are made. Such forward-looking statements, and the assumptions on which they are based, are inherently speculative and are subject to a number of risks and uncertainties that could cause actual results to differ materially from such statements, such as uncertainties including but not limited to: the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Cases; the effects of the Cases on the Company and the Company’s various constituents; the impact of Bankruptcy Court rulings in the Cases; the Company’s ability to develop and implement the Plan and whether that Plan will be approved by the Bankruptcy Court and the ultimate outcome of the Cases in general; the length of time the Company will operate under the Cases; attendant risks associated with restrictions on the Company’s ability to pursue the Company’s business strategies; risks associated with third-party motions in the Cases; the potential adverse effects of the Cases on the Company’s liquidity; the Company’s ability to operate within the restrictions and the liquidity limitations of the planned debtor-in-possession asset based credit facility; the potential cancellation of the Company’s equity securities, including the Company’s common stock in the Cases; the potential material adverse effect of claims that are not discharged in the Cases; uncertainty regarding the Company’s ability to retain key personnel; and uncertainty and continuing risks associated with the Company’s ability to achieve the Company’s stated goals and continue as a going concern; the conditions in the oil and gas industry; the effects of public health threats, pandemics and epidemics, and the adverse impact thereof on the Company’s business, financial condition, results of operations and liquidity, including, but not limited to, the Company’s growth, operating costs, supply chain, labor availability, logistical capabilities, customer demand and industry demand generally, margins, utilization, cash position, taxes, the price of the Company’s securities, and the Company’s ability to access capital markets, including the macroeconomic effects from the continuing COVID-19 pandemic; the ability of the members of OPEC+ to agree on and to maintain crude oil price and production controls; the Company’s outstanding debt obligations and the potential effect of limiting the Company’s ability to fund future growth; the Company may not be able to generate enough cash flows to meet the Company’s debt obligations; necessary capital financing may not be available at economic rates or at all; volatility of the Company’s common stock; operating hazards, including the significant possibility of accidents resulting in personal injury or death, or property damage for which the Company may have limited or no insurance coverage or indemnification rights; the Company may not be fully indemnified against losses incurred due to catastrophic events; claims, litigation or other proceedings that require cash payments or could impair financial condition; credit risk associated with the Company’s customer base; the effect of regulatory programs and environmental matters on the Company’s operations or prospects; the impact that unfavorable or unusual weather conditions could have on the Company’s operations; the potential inability to retain key employees and skilled workers; political, legal, economic and other risks and uncertainties associated with the Company’s international operations; laws, regulations or practices in foreign countries could materially restrict the Company’s operations or expose the Company to additional risks; potential changes in tax laws, adverse positions taken by tax authorities or tax audits impacting the Company’s operating results; changes in competitive and technological factors affecting the Company’s operations; risks associated with the uncertainty of macroeconomic and business conditions worldwide; potential impacts of cyber-attacks on the Company’s operations; counterparty risks associated with reliance on key suppliers; challenges with estimating the Company’s potential liabilities related to the Company’s oil and natural gas property; and risks associated with potential changes of the Bureau of Ocean Energy Management’s security and bonding requirements for offshore platforms. Such risks and uncertainties also include, but are not limited to, the factors described in the forward-looking statements and risk factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019; Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2020, June 30, 2020 and September 30, 2020; and those risk factors set forth from time to time in other filings with the SEC. Forward-looking statements are not guarantees of future performance, and actual results and future performance may differ materially from those suggested in any forward-looking statements. The Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required under federal securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Restructuring Support Agreement, dated December 4, 2020, by and among Superior Energy Services, Inc., certain direct and indirect wholly-owned domestic subsidiaries of Superior Energy Services, Inc. and the noteholders party thereto.

99.1	Press Release, dated December 7, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ William B. Masters
William B. Masters
Executive Vice President, General Counsel and Secretary

Dated: December 7, 2020